CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Jul. 04, 2021	Jan. 03, 2021	Dec. 29, 2019
SHAREHOLDERS' DEFICIT
Preferred stock, shares par value	$ 0.001	$ 1	$ 0.001
Preferred stock, shares authorized	2,000,000	2,000,000	2,000,000
Preferred stock, shares outstanding	0	0	0
Common stock, shares par value	$ 2	$ 0.002	$ 0.002
Common stock, shares authorized	50,000,000	50,000,000	50,000,000
Common stock, shares outstanding	4,047,502	4,047,502	4,047,502